EXHIBIT 10.2(a)

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "Agreement") is entered into as of this ________ day of February __________, 2004, by and among James Alman, a natural person (the "Seller"), and Cyber Aerospace Corp., a corporation organized under the laws of the State of Florida (the "Company").

                              W I T N E S S E T H :

     WHEREAS, the Seller is engaged in the development of various proprietary processes, devices, applications, products and enterprises, and has, during the course of such activity, developed and accumulated certain technological properties of both a tangible and intangible nature (the "Acquired Assets");

     WHEREAS, the Seller desires to sell, convey, transfer, assign and deliver all of the Seller's right, title and interest in and to the Acquired Assets to the Company; and

     WHEREAS, the Company desires to acquire the Acquired Assets from the Seller, all in accordance with the terms and conditions of this Agreement.

                            N O W T H E R E F O R E ,

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the foregoing recitals are true and correct and further agree as follows.


                                    ARTICLE I
                                   DEFINITIONS

Section 1.1       Definitions.

     As used in this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

     "Action" shall mean any private civil action or suit, or any administrative
or  arbitral   proceeding  or  similar  proceeding  brought  by  or  before  any
Governmental Authority;

     "Affiliate" shall mean, with respect to any specified Person,

          (a) any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person;

          (b) any other Person which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of t the specified Person or a Person described in clause (a) of this paragraph;

          (c) another Person of which the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; or



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          (d) any  relative  or  spouse  of the  specified  Person or any of the foregoing Persons.

     "Agreement" shall mean this Agreement and all Schedules and Exhibits hereto, as the same may from time to time be amended.

     "Business Day" shall mean any day of the year other than

          (a) any Saturday or Sunday, or

          (b) any day which is a Legal Holiday as declared to be such by federal law.

     "Closing" shall mean the consummation(s) of the transactions contemplated herein.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Common Stock" shall mean the Company's Common Stock, Par Value $0.0001 per share, per share.

     "Confidential   Information"   shall  mean  all  confidential   information
concerning a Party or its Affiliates that

          (a) is not and has not become ascertainable or obtainable from public or published information,

          (b) is not received from a third party or is received from a third party pursuant to the authorization of the Party in question, or

          (c) was not in Party's possession prior to disclosure thereof to another Party to this Agreement in connection with the transactions contemplated herein.

     "Consent" shall mean any consent, approval or authorization of, notice to, or designation, registration, declaration or filing with, any Person

     "Contract" shall mean any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral.

     "Intellectual Property" shall mean:

          (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all rights to research and development, all innovations, all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof;

          (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith;



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          (c) all copyrightable  works (including,  but not limited to, training materials and instruction manuals), all copyrights, and all applications, registrations, and renewals in connection therewith;

          (d) all mask works and all applications, registrations, and renewals in connection therewith;

          (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulae, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals);

          (f) all computer software (including data and related documentation);

          (g) all other proprietary rights relative to any of the foregoing; and

          (h) all copies and tangible embodiments thereof (in whatever form or medium)

     "Law" or "Laws" shall mean any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

     "Lien" shall mean any mortgage, lien, charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance.

     "Loss" or "Losses" shall mean any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties, expense, and including liabilities for taxes that have become due and payable or which have accrued with respect to a Party that have not been paid prior to the Closing Date or which, with respect to a corporate Party, have not been reserved on said corporate Party's Financial Statements. (Any Taxes attributable to the operations of a corporate Party payable as a result of an audit of any Tax Return shall be deemed to have accrued in the period to which such Taxes are attributable.)

     "Material Adverse Effect" shall mean with respect to any specified Person, a fact, event or circumstance which, taken as a whole, has had or could reasonably be expected to have a material adverse effect on the assets (including intangible assets), business, liabilities, operations or conditions, financial or otherwise, of such Person; provided, however, that, with respect to the Company, any adverse event, change or effect that is primarily caused by conditions affecting the economy of the United States generally, shall not be deemed to constitute a Material Adverse Effect:

     "Person" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity, including a government or government department, agency or instrumentality.

     . "Permits" shall mean all permits, licenses, approvals, franchises, notices, certifications or other authorizations or consents issued by any Governmental Authority.

     "Person"   shall  mean  any   individual,   partnership,   joint   venture,
association, limited liability company, corporation, trust, unincorporated organization, Governmental Authority, or other entity.



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     "Shares" shall mean shares of the Company's Common Stock.

     "Purchase Price" shall mean the consideration which the Company shall pay to the Seller to purchase the Acquired Assets, which purchase price shall consist of

          (a) a promissory note from the Company in favor of the Seller in the amount of $100,000.00;

          (b) 1,000,000 shares of the Company's Common Stock; and

          (c) The Royalty Payment.

     "Royalty Payment" shall mean a sum of money equal to

          (a) 5% of the Gross Invoiced Selling Price of each Unit sold, less sales tax and commissions for the assets described in exhibits A, B and C.

          (b) Upon receipt of selling price by the Company royalties will be made by certified check within 30 days.

     "Acquired Assets" shall mean the various proprietary processes, devices, applications, products and enterprises as set forth, listed, and described in Exhibits A, B and C attached hereto and by this reference incorporated herein, together with all Intellectual Property associated therewith.

     "Territory" shall mean the United States, Canada, and all other countries in which the Company has transacted business prior to the Ending Date as contemplated by Section 9.4.

     "Unit" or "Units" shall mean the items designed by the Seller and described in Exhibits A, B and C.


                                   ARTICLE II
                      PURCHASE AND SALE OF ASSETS; CLOSING


Section 2.1 Purchase and Sale of Acquired Assets; No Assumption of Liabilities; No Merger; Closing.

     Subject to the terms and conditions of this Agreement,

          (a) the Seller shall sell, convey, transfer, assign and deliver to the Company all of the Seller's right, title and interest in and to the Acquired Assets; and, in consideration thereof,

          (b) the Company shall pay the Purchase Price.


Section 2.2  No Assumption of Liabilities.


Section 2.3  No Merger.

     This transaction does not constitute or imply a merger of the Parties.




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Section 2.4       The Closing.

         Subject to the terms and conditions of this Agreement, the Closing shall take place on the Closing Date in West Palm Beach, FL, at the Offices of Cyber Aerospace Corp., or at such other time, date or place as may be agreed upon by the Parties in writing

         At the Closing,

         (a) the Seller shall execute and deliver to the Company such bills of sale, certificates of title, endorsements, assignments and other instruments of conveyance, in each case in such form as may be reasonably satisfactory to the Company, as shall be sufficient to vest in the Company good and marketable title to and deliver to the Company each of the Acquired Assets, free and clear of all Liens and other encumbrances whatsoever; and

         (b)  the Company shall deliver to the Seller,

               (i) a promissory note from the Company in favor of the Seller in the amount of $100.000.00, in the form as set forth in Exhibit
               2.4 ;

               (ii) a Certificate for 1,000,000 shares of the Company's Common Stock, registered in the name of the Seller.


                                   ARTICLE III
                JOINT & COLLECTIVE REPRESENTATIONS AND WARRANTIES
                                 OF THE PARTIES

     In order to induce the other Party to enter into this Agreement, each Party makes the following representations and warranties to the other Party, which representations and warranties shall be true and correct as at the Closing date as well as at the date hereof:

Section 3.1.   Authority.

          (a) Each Party

               (i) has full power and authority to enter into, deliver and perform this Agreement; and

               (ii) neither the execution, delivery, consummation or performance of this Agreement

                    (A) requires the approval or consent of, or notice to, any third party;

                    (B) violates any law, regulation,  Contract, or agreement to which it is subject; or



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                    (C) violates,  conflicts  with or would result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which it is a party or by which either of it or its assets may be bound.

          (b) If a Party is a corporation,

               (i) it is duly organized, validly existing and in good standing under the laws of its state of incorporation;

               (ii) it is duly qualified or otherwise authorized as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required;

               (iii) it has full power and authority to carry on its business as now conducted, and it is entitled to own, lease or operate all of its properties and assets wherever located; and

               (iv) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under any term of the Articles of Incorporation or By-laws of such corporate Party.

Section 3.2   No Impediments to Close.

     There exists

          (a) no Action or investigation pending or, to the best of the Parties' knowledge, threatened against any of the Parties' or their assets, or against the transactions contemplated by this Agreement; and

          (b) to the Parties'  knowledge,  no event, fact or circumstance  which
     could   reasonably  be  expected  to  give  rise  to  any  such  Action  or investigation.

Section 3.3 Truth of Statements; Completeness of Documents, No Material Adverse Effect.

          (a) All documents, Schedules, Exhibits and other materials delivered or to be delivered by or on behalf of each Party to the other in connection with this Agreement and the transactions contemplated hereby are to the best of its knowledge true and complete;

          (b) The information furnished by or on behalf of each Party to the other in connection with this Agreement and the transactions contemplated hereby does not, to the best of its knowledge, contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.



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          (c) There is no fact  known to any of the  Parties  which has not been disclosed to the other Parties in writing which has, or which will have, a Material Adverse Effect on any of the other Parties or the transactions contemplated by this Agreement.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Seller to enter into this Agreement and purchase the Shares, the Company makes the following representations and warranties to the seller, which representations and warranties shall be true and correct as at the Closing date as well as at the date hereof:

Section 4.1  The Company's Representations and Warranties - General.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted.

          (b) The Shares are duly and validly issued and authorized, fully paid and non-assessable. Upon the conveyance of the Shares, the Company will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind (except as provided herein).

Section 4.2 The Company's Representations and Warranties - Its Financial Statements.

     The unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles consistently followed by the Company throughout the periods indicated, and fairly present the financial position of the Company as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated. The Company is not required to file report with the Securities and Exchange Commission ("SEC").


                                    ARTICLE V
            REPRESENTATIONS, WARRANTIES & UNDERTAKINGS OF THE SELLER

     In order to induce the Company to enter into this Agreement and sell the Shares, the Seller makes the following representations and warranties to the Company, which representations and warranties shall be true and correct as at the Closing date as well as at the date hereof:

Section 5.1  Title; Use of Acquired Assets by the Company; Patent Matters.

          (a) The Seller owns the Acquired Assets free and clear of all liens, pledges, security interests, or other claims.

          (b) The Seller has the absolute right to transfer and convey the Acquired Assets to the Company.



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          (c) Immediately following the Closing, the Company shall own or have a permanent right to use the Acquired Assets, together with all attendant, rights, know-how, key personnel, processes and ability which are required for or currently used in connection with the operation of the Acquired Assets.

          . (d) Each of the Seller's employees has executed a confidentiality agreement with respect to the Acquired Assets and the Seller's Confidential Information.

          (e) There are no claims of patent, trade name, trademark, or copyright infringement, or of misappropriation or misuse of the trade secrets, know-how or confidential information of any Person, pending or threatened against the Seller and relating to the Acquired Assets and there are no facts or circumstances which could reasonably be anticipated to result in any such claim., and no Person is infringing any of the Acquired Assets.

Section 5.2  Securities Laws Considerations.

     (a) The Seller represents:

               (i) that it has had the right to request copies of any documents, records and books pertaining to this investment, and that such documents, records and books which it has requested have been made available;

               (ii) that it has had a reasonable opportunity to ask questions of and receive answers from persons acting on behalf of the Company concerning the subject matter of this Agreement, and that all such questions have been answered to the full satisfaction of the Seller;

               (iii) that it has carefully read this Agreement and is familiar with and understands the terms thereof;

               (iv) that no representations of any kind have been made, or relied upon, by the Seller other than those set forth in this Agreement; and

               (v) that investment in the Shares involves substantial risks, including loss of the entire amount of such investment, that the Seller has examined the investment and the Company to analyze the risks, and that the Seller has taken full cognizance of and understands all of the risks related to a purchase of the Shares.

     (b) The Seller acknowledges that none of the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state or any other jurisdiction.

     (c) Subject to the provisions of Section 5.2 (k), below, the Seller will not sell, transfer or otherwise dispose of any of the Shares unless they are registered under the Securities Act and any applicable state securities laws or pursuant to available exemptions from such registration under the Securities Act.

     (d) The Seller is purchasing the Shares for its own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act.



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     (e) The Seller  has not  offered  or sold any  portion of the Shares  being acquired nor does the Seller have any present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act.

     (f) The Seller is aware that an exemption from the registration requirements of the Securities Act may not be presently available with respect to the Shares, and Seller acknowledges that the Company has no obligation to register the Shares or to make available an exemption from the registration requirements for resale of the Shares.

     (g) The Seller has such knowledge and experience in financial, tax and business matters so as to enable the Seller to utilize the information made available to the Seller in connection with the purchase of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

     (h) In evaluating the suitability of an investment in the Company, the Seller has not relied upon any representations or other information (whether oral or written) from the Company (or any agent or representative of the Company), other than as set forth in this Agreement.

     (i) With respect to individual tax and other economic considerations involved in this investment, the Seller is not relying on this Agreement or the Company (or any agent or representative of the Company). The Seller has carefully considered and has discussed with the Seller's professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for the Seller's particular tax and financial situation and has determined that the Shares being purchased by the Seller are a suitable investment for the Seller.

     (j) The Seller acknowledges that each certificate representing any of the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. EXCEPT AS OTHERWISE PROVIDED IN THE ABOVE-MENTIONED AGREEMENT, THEY MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM REGISTRATIONS IS AVAILABLE (WHICH THE COMPANY MAY REQUIRE TO BE EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED).

     (k) For a period of time which shall begin at the Closing Date and which shall continue for one year following the date that the Seller conveys the Acquired Assets to the Company,

          (i) the Seller, will not in any way, whether directly or indirectly, sell, transfer, dispose of, or encumber any of the Shares, or attempt to sell, attempt to transfer, attempt to dispose of, or attempt to encumber any of the Shares, and, in addition;

          (ii) the Seller, will not in any way, whether directly or indirectly, sell, transfer, dispose of, or encumber any securities of the Company, or attempt to sell, attempt to transfer, attempt to dispose of, or attempt to encumber any securities of the Company acquired by the Seller, whether directly or indirectly, in the open market, or otherwise.



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Section 5.3  Financial Statements.

     The unaudited financial statements of the Seller have been prepared in accordance with generally accepted accounting principles consistently followed by the Seller throughout the periods indicated, and fairly present the financial position of the Seller as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated. The Seller is not required to file report with the SEC.

Section 5.4  Production of Units.

     (a) The Seller shall assist the Company in manufacturing, developing, marketing, and selling the Units.

     (b)  Beginning   from  the  Closing   Date,   and  over  a  period  of  180
non-consecutive  Business  Days  thereafter,   the  Seller  shall  make  himself
available to provide additional consulting time of up to 60 hours a month.

     (c) The Seller shall provide a 1st generation working model of a Unitwithin a reasonable time, and the Seller shall provide a 2nd generation pre-production model of a Unit also within a reasonable time period , subject to availability of parts and other factors beyond the control of the seller

     (e) The Company also agrees to advance the funds under a pre approved bill of materials for both models.


                                   ARTICLE VI
                              ADDITIONAL COVENANTS

Section 6.1       Additional Information.

     (a) Prior to the Closing each Party hereto will supply to the other all information reasonably required to enable the other Party to make such due diligence investigation as the requesting Party deems necessary and shall make available such persons as needed to verify or substantiate any information supplied.

     (b) At or promptly after the Closing, the Seller shall deliver to the Company any Confidential Information which is in its possession, custody or control relating to the Acquired Assets.

Section 6.2       Confidentiality.

     Each Party hereto will treat confidentially all Confidential Information supplied to it and will use same solely to evaluate the contemplated transaction. No Confidential Information transmitted hereunder shall be disclosed to any third party, other than the Party's directors, officers and legal and accounting advisors. No Party shall disclose information concerning this Agreement, to the public or the press, except as deemed necessary respect to disclosures it believes are required pursuant to federal Securities laws and regulations.

Section 6.3       Publicity.

     The Parties hereto shall not issue or make, or cause to have issued or made, any publicity release or announcement concerning the transactions contemplated hereby, without the advance approval in writing of the form and substance thereof by all Parties.



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Section 6.4        Expenses.

     Each Party will pay its own expenses with respect to preparation of this Agreement and documents attendant thereto.

Section 6.4       Cooperation.

     From and after the Closing, upon the reasonable request of the Company,

          (a) the Seller shall, at its expense, execute, acknowledge and deliver all such further acts, deeds, bills of sale, endorsements, adjustments, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to convey and transfer to and vest in the Buyer and protect its right, title and interest in all of the Acquired Assets, and as may otherwise be appropriate to carry out the transactions contemplated by this Agreement; and

          (f) on or after the Closing Date, the Seller will immediately deliver to the Company all original papers, books, manuals, lists, correspondence and documents containing or relating to the Acquired Assets and the Confidential Information, together with all copies thereof, except that the Seller may keep copies of such materials as shall be necessary to permit the Seller to prepare his tax returns or to comply with any other legal requirements.


                                  ARTICLE VIII
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                 OF THE PARTIES

Section 8.1  Conditions Precedent to the Obligations of the Company.

     The obligations of the Company under this Agreement are, at its option, subject to its satisfaction at the Closing on the Closing Date of the following conditions precedent:

          (a) The representations and warranties of the Seller contained in this Agreement shall have been true when made and shall continue to be true at all times after the date hereof and as of the Closing on the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing on the Closing Date, subject only to changes permitted by the provisions of this Agreement, and, further provided, that such changes will not, together with all other events prior to the Closing, result in there being a Material Adverse Effect in or to the condition, financial or otherwise, and in the results of operations of the Seller;

          (b) the Seller shall have satisfied all the conditions and performed all the covenants and agreements on its part required by this Agreement to be satisfied and performed and shall not be in default under any of the provisions of this Agreement; and

          (c) No litigation, proceeding, investigation or inquiry shall be pending or threatened to set aside the authorization of this Agreement, or to enjoin or prevent the consummation of the transactions contemplated hereby, or to enjoin or prevent the consummation of the transactions contemplated hereby, or involving any of the Acquired Assets, or which might materially and adversely affect the business or prospects of the Seller.

Section 8.2  Conditions Precedent to Obligations of the Seller.

     The obligations of the Seller under this Agreement are, at its option, subject to its satisfaction at the Closing on the Closing Date of the following conditions precedent:

          (a) The representations and warranties of the Company contained in this Agreement shall have been true when made and shall continue to be true at all times after the date hereof and as of the Closing on the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing on the Closing Date, subject only to changes permitted by the provisions of this Agreement, and, further provided, that such changes will not, together with all other events prior to the Closing, result in there being a Material Adverse Effect in or to the condition, financial or otherwise, and in the results of operations of the Company;

          (b) The Company shall have satisfied all the conditions and performed all the covenants and agreements on his part required by this Agreement to be satisfied and performed and shall not be in default under any of the provisions of this Agreement;

          (c) No litigation, proceeding, investigation or inquiry shall be pending or threatened to set aside the authorization of this Agreement, or to enjoin or prevent the consummation of the transactions contemplated hereby, or to enjoin or prevent the consummation of the transactions contemplated hereby, or involving any of the assets of the Company, which might materially and adversely affect the business or prospects of the Company.


                                   ARTICLE IX
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                               NON-COMPETE CLAUSE

     In order to induce the other Parties to enter into this Agreement, each Party states and undertakes as follows:

Section 9.1  Continuous Truth of Representations and Warranties.

     The representations and warranties of the Parties contained in this Agreement were true when made and, in addition, they shall also be true as of and as at the Closing Date with the same force and effect as though they had been made as of and as at the Closing Date.


Section 9.2  Survival of Representations and Warranties.

     The representations and warranties contained in this Agreement and in any Schedules, certificates or other documents delivered pursuant hereto shall survive the execution and delivery hereof and the Closing for a period of three
(3) years from the Closing Date.

Section 9.3  Non-competition.

     The Seller agrees that the following provisions of this Section are intimately linked to the other transactions contemplated by this Agreement, and the Seller acknowledges that the Buyer would not enter into this Agreement without the Seller agreeing to be bound by the following provisions from the date hereof until the "Ending Date", as hereinafter defined:

     (a) Except as expressly approved (which approval shall not be unreasonably withheld) by the Buyer, the Seller agrees that until February 20, 2007 (the "Ending Date") that it shall not, directly or indirectly,

          (i) engage in, control, advise, manage, serve as a director, officer, or employee of, act as a consultant to, provide any funds for, receive any economic benefit from, have any financial interest in (except investment in not more than 2% of any class of securities of any publicly traded Company) or exert any influence upon (whether by guarantee, loan or otherwise), any business which conducts activities in the Territory (as defined in Article I) similar to those conducted by the Company provided that this restriction shall not apply to any activity in connection with a business that does not actually or potentially compete with the activities of the Company;

          (ii) solicit, divert or attempt to solicit or divert any party who is or was a customer or supplier of the Company;

          (iii) employ, solicit for employment or encourage to leave their employment, in each case, either as an employee, agent or representative, any person who was during the two-year period prior to such employment, solicitation or encouragement or is an officer, employee, agent or representative of the Company;

          (iv) disturb, or attempt to disturb, any business relationship between any third party and the Company; or

          (v) make any statement to any third party, including the press or media, likely to result in adverse publicity for the Company.

     (b) In the event of actual or threatened breach of the provisions of this Section, the Company, in addition to any other remedies available to it for such breach or threatened breach, including the recovery of damages, shall be entitled to an injunction restraining the Seller, as appropriate, from such conduct.

     (c) If at any time any of the provisions of this Section shall be determined to be invalid or unenforceable by reason of being vague or unreasonable as to duration, area, scope of activity or otherwise, then this Section shall be considered divisible (with the other provisions to remain in full force and effect) and the invalid or unenforceable provisions shall become and be deemed to be immediately amended to include only such time, area, scope of activity and other restrictions, as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter, and the Seller expressly agrees that this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

     (d) The provisions of this Section shall be in addition to, and not in limitation of, any other provisions contained in any other agreement restricting competition by the Seller.

     (e) The Seller shall not, directly or indirectly,

          (i) disclose, or

          (ii) use for its own benefit, or for the benefit of any other Person (other than, in the case of (A) below, the Company or an Affiliate of the Company),

               (A) any secret or confidential information, customer lists, supplier information, or any other data of or pertaining to the Company or to any Affiliate of the Company, their respective businesses or financial affairs, or their products which are not a matter of public knowledge, or

               (B) any Confidential Information relating to the Acquired Assets.

     (f) The Seller agrees that upon the request of the Company on or after the Closing Date, it will immediately deliver to the Company all original papers, books, manuals, lists, correspondence and documents containing or relating to the Confidential Information, together with all copies thereof, except that the Seller may keep copies of such materials as shall be necessary to permit the Seller to prepare his tax returns or to comply with any other legal requirements.


                                    ARTICLE X
                               GENERAL PROVISIONS

Section 10.1  Notice.

     (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

          (i) by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient;

          (ii) by hand delivery or Federal Express or other method in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

          (iii) by prepaid telegram, in which case notice shall be presumptively deemed to have been given at the time that the records of the telegraphic agency indicate that the telegram was telephoned or delivered to the recipient or addressee, as the case may be; or

          (iv) by U.S. mail to be sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given forty-eight (48) hours after the letter was deposited with the United States Postal Service.

     (b) Notice shall be sent:

          (i) If to the Company, to:

                              Cyber Aerospace Corp

                              c/o William C. Robinson, CEO

                              Voice Telephone:        (918) 403-2069
                              Facsimile Telephone:    (918) 493-6234
                              Cellular Telephone:     (504) 722-7402
                              E-Mail:                 billy@proxity.com



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



          (ii) If to the Seller, to:

                              James Alman

                              Voice Telephone:        (727) 521-6775
                              Facsimile Telephone:    (___) ___-____
                              Cellular Telephone:     (321) 230-0382
                              E-Mail:                 jakada02@msn.com

          (iii) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.


Section 10.2  Assignment.

     This Agreement and the Parties' rights and obligations under this Agreement may not be assigned by a Party to another Person without the prior written consent of the other Party; provided, however, that the Company shall be entitled to assign its rights and benefits under this Agreement (including its rights in and to the Acquired Assets) to any of its Affiliates or to any other Person that acquires the Acquired Assets from the Company whether by means of any asset sale, merger or otherwise.

Section 10.3  Severability.

     If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court or tribunal of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Section 10.4.  Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by all of the Parties hereto.


Section 10.5   Entire Agreement and Binding Effect.

     (a) This Agreement, together with the Schedules and Exhibits attached hereto, constitutes the entire agreement between the Parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the Parties hereto with respect to the subject matter hereof and are not intended to confer upon any other person any rights or remedies hereunder except as expressly provided herein.

     (b) The Parties have not relied upon any promises, representations, warranties, agreements, covenants or undertakings, other than those set forth or referred to herein.

     (c) This Agreement may not be altered or otherwise amended except pursuant to a writing executed by all of the Parties hereto.

Section 10.6  Rules of Construction.

     Unless the context otherwise requires:

          (a) "or" is not exclusive;

          (b) words in the singular include the plural, and words in the plural include the singular;

          (c) "herein," "hereof," "hereto" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

          (d) any gender used in this Agreement shall be deemed to include the neuter, masculine and feminine genders; and

          (e) any reference to an Article, Section, Schedule or Exhibit is a reference to a Section of this Agreement or a Schedule or Exhibit attached to this Agreement unless the context otherwise provides; and headings of the sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.


Section 10.7  Interpretation.

     Should any provision of this Agreement require judicial interpretation, mediation or arbitration, it is agreed that the court, mediator or arbitrator interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all Parties, directly or through their agents, have participated in the preparation hereof.

Section 10.8  Indulgences, Etc.

     Neither the failure nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.


Section 10.9 Applicable Law; Resolution of Disputes; Venue; Jurisdiction; Waiver of Jury Trial.

     (a)  This   Agreement   and  all   questions   relating  to  its  validity,
interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Florida, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.


     WHEREFORE, The Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

     THE COMPANY:

     Cyber Aerospace Corp.

     By: /s/ William C. Robinson
     -------------------------------
     William C. Robinson, CEO


     THE SELLER:

     James Alman

     By:/s/ James Alman
     James Alman, an Individual

                     EXHIBIT "A" TO ASSET PURCHASE AGREEMENT

                                 DESCRIPTION OF













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                     EXHIBIT "B" TO ASSET PURCHASE AGREEMENT

                                 DESCRIPTION OF






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                     EXHIBIT "C" TO ASSET PURCHASE AGREEMENT
                                 DESCRIPTION OF









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



                     EXHIBIT 2.4 TO ASSET PURCHASE AGREEMENT


Form Of Corporate Promissory Note

$100,000.00

West Palm Beach, FL                                               March 05, 2004

Promise to Pay

     For Value Received, on or before on or before December 05, 2005 (the "Maturity Date"), Cyber Aerospace Corp.(the "Maker"), promises to pay to the order of James Alman or to the order of their authorized successors and permitted assigns [the "Holder(s)"], the principal sum of $100,000.00, together with interest at the rate of 8 % per annum on the then outstanding unpaid principal balance.

     In the event of any default under this Note, the unpaid principal balance and all accrued and unpaid interest thereon shall become immediately due and payable without notice or presentment, and the unpaid principal balance shall bear interest thereafter the rate of 18 % per annum on the then outstanding unpaid principal balance.

Prepayment - in Cash Only

     Prepayment may be made at anytime in whole or in part without penalty only in lawful currency of the United States of America. Each such payment shall be credited first to accrued and unpaid interest, and the remainder to the principal amount then outstanding.

Limited Negotiability

     This Note is of limited negotiability. The Maker may not assign its obligations under this Note without the prior written consent of the Holder, which consent may be withheld in the Holder's sole discretion. The Holder may not negotiate this Note without the prior written consent of the Maker, which consent may be withheld in the Maker's sole discretion. Any attempted assignment or negotiation hereof except as provided for herein shall be null and void and of no force and effect against the person attempting to assign or negotiate this Note.

Miscellaneous

     In case any provision of this Note is held by a tribunal of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

     The Maker waives presentment, protest and notice of dishonor. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. The Holder may extend the time of payment of this Note, postpone the enforcement hereof, grant any other indulgences without affecting or diminishing the Holder's right of recourse against the Maker, which right is hereby expressly reserved.

     THE MAKER:

     Cyber Aerospace Corp.

     By: /s/ William C. Robinson
     -------------------------------
     William C. Robinson, CEO



                                       20